© Copyright 2011 EMC Corporation. All rights reserved. Joe Tucci Boston, Feb. 8, 2011 Exhibit 99.1 EMC Strategic Forum

© Copyright 2011 EMC Corporation. All rights reserved.
Forward-Looking Statements and GAAP
Reconciliation
This presentation contains non-GAAP financial measures which include, but are not limited to, non-GAAP Gross Margin, non-GAAP Operating Margin Non-GAAP Net Income, non-GAAP EPS and Free Cash Flow.  A reconciliation GAAP to non-GAAP results to GAAP is included within this presentation and is available at http://www.emc.com/about/investor-
relations/archived-events.htm.
This presentation contains “forward-looking statements” as defined under the Federal Securities Laws.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x)
insufficient, excess or obsolete inventory; (xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; and (xiv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission.  EMC disclaims any obligation to update any such forward-looking statements after the date of this presentation.

© Copyright 2011 EMC Corporation. All rights reserved. Our Last Strategic Forum: March 10, 2009 Virtual Infrastructure Information Infrastructure

© Copyright 2011 EMC Corporation. All rights reserved.
Information / Virtual Infrastructure
Sales Services Solutions Support
Partner
Ecosystem
Protect Store
Virtualize
&
Automate
+Intelligence
Our
Technology
Focus

Waves of Information Technology Mini Mainframe Networked/ Distributed Computing PC/ microprocessor Cloud Computing © Copyright 2011 EMC Corporation. All rights reserved.

© Copyright 2011 EMC Corporation. All rights reserved.
App
Loads
App
Loads
App
Loads
App
Loads
App
Loads
Virtualized
Data Center
Cloud
Computing
Private
Cloud
The Private Cloud
External (Public)
Cloud
Internal
Cloud
Security
vSphere = Cloud OS
Information
Federation
Virtual
Applications
Virtual Client
Virtual Client Virtual Client

© Copyright 2011 EMC Corporation. All rights reserved.
Consistent Performance
$ Billions $ Billions
2008
2007
2006
2005 2004
2003
2002
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

© Copyright 2011 EMC Corporation. All rights reserved. Great Recession of 2009

© Copyright 2011 EMC Corporation. All rights reserved.
Strong Recovery
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

$ Billions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Revenue
$ Billions
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Non-GAAP Net Income & Free Cash Flow
$4B
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e*

© Copyright 2011 EMC Corporation. All rights reserved.
Impressive Performance
Revenue
Non-GAAP Net Income
Free Cash Flow
5-yr CAGR
(2006-2011e*)
12%
15%
27%
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

© Copyright 2011 EMC Corporation. All rights reserved. 2011 & Beyond

© Copyright 2011 EMC Corporation. All rights reserved.
ICT Megatrends
• Mobility / Mass Connectivity
• Mobile device proliferation
• Social networking
• Explosion of, and Insatiable Appetite for, information
• App Transformation and Proliferation / a new way to build and deliver
Apps
• Hybrid Cloud Computing / IT as a Service
• The growing Importance of Security and Trust

© Copyright 2011 EMC Corporation. All rights reserved.
45 30 35
2011 IT Spending Up 5 to 7%
Drivers of Spending Decisions:
0 5 10 15 20 25 30
Source: Barclays Capital CIO Survey, October 6, 2010
Green Computing
Labor Optimization
Storage / Virtualization
Mobile messaging/app
Desktop Virtualization
Windows 7 upgrade cycle
Cloud computing
Security
Server Virtualization

© Copyright 2011 EMC Corporation. All rights reserved. • Too Complex • Too Inefficient • Too Inflexible • Too Costly But, IT Spending Needs Transformation

© Copyright 2011 EMC Corporation. All rights reserved.
• Too much money spent
with service companies to
customize applications
• Most applications are inflexible
• Users feel lack of control
Root Cause of IT Spending Angst:
• Too many diverse and expensive
operating  environments
– Windows: X86 – HP-UX: Itanium
– Linux: X86 – Solaris: Sparc
– MF: Proprietary/Powerpc – AIX:
Powerpc
– Iseries: Powerpc
• Larger customers have too
many data centers, too many
vendors

© Copyright 2011 EMC Corporation. All rights reserved. Data Volumes are Exploding IDC’s Digital Universe 2009: 0.8 ZB Growing by a Factor of 44 2020 : 35.2 Zettabytes

© Copyright 2011 EMC Corporation. All rights reserved. 1,000,000,000,000 1,000,000,000 “Terabyte” “Gigabyte” 1,000,000,000,000 ,000,000,000 “Zettabyte”

© Copyright 2011 EMC Corporation. All rights reserved.
Medical Imaging
(PACS Data, Electronic
Patient Records)
Video
Surveillance
Growth of
Mobile
Users
The Vast Majority of Information that’s
Now Being Created is “Big Data”
Geophysic
al
Exploration
Video
Rendering
Gene
Sequencing

© Copyright 2011 EMC Corporation. All rights reserved. The Platform For Change is Here!!!

© Copyright 2011 EMC Corporation. All rights reserved. The Answer to This IT Spending Dilemma and Our Core Focus: HYBRID CLOUD PRIVATE PUBLIC

© Copyright 2011 EMC Corporation. All rights reserved. To be the Undisputed Leader in Enabling Hybrid Cloud Computing through Infrastructure and Application Transformation EMC’s/ VMware’s Vision

© Copyright 2011 EMC Corporation. All rights reserved. Take Our Customers on Our Strategy An Evolutionary Journey to the Hybrid Cloud

The Journey to the Private/Public Cloud
IT-as-a-Service
Improve Agility
IT-as-a-Service
Improve Agility
IT Production
Lower Costs
IT Production
Lower Costs
Business Production
Improve Quality of Service
Business Production
Improve Quality of Service
Phase 3
Run IT As A Business
Phase 3
Run IT As A Business
Phase 1
IT Owned Apps
Phase 1
IT Owned Apps
Phase 2
Mission Critical Apps
Phase 2
Mission Critical Apps
Standardization
Automation
© Copyright 2011 EMC Corporation. All rights reserved.

Availability
99.99%
Security
High
Performance
0.2ms
Cost
$500K
VMware vCloud Director
EMC UIM
Exchange Server
Windows Server
ORACLE DATABASE
Linux
SAP
Linux
SIEBEL
Windows Server
Platinum
Gold
Silver
Bronze
Service Catalog
Self-Service IT Portal
EMC2

Infrastructure
Service
Catalogue
Application
Service
Catalogue
Deliver IT as a Service
Define Service Catalog, Publish to Self-service IT Portal
Policy/SLA-driven
Management
© Copyright 2011 EMC Corporation. All rights reserved.

Journey to the Cloud Cost, Risk & Functionality Requirements Drive Application Strategy Enterprise IT © Copyright 2011 EMC Corporation. All rights reserved.

© Copyright 2011 EMC Corporation. All rights reserved.
Source: IDC
We are past the tipping point!
Infrastructure Transformation
17,500,000
Physical Hosts
2006 2007 2008 2009 2010 2011
2012
2013
2005
VM Cross Over
15,000,000
12,500,000
10,000,000
7,500,000
5,000,000
2,500,000
Virtual Machines

© Copyright 2011 EMC Corporation. All rights reserved.
“Big Data” Applications
Enterprise Applications
Isilon Atmos VNX
VNXe
Primary
Storage
Backup &
Archive
VMAX
VPLEX
Data Domain, Avamar
Data Domain, Avamar
Geophysical
Exploration
Media Editing
& Rendering
Gene
Sequencing
ERP
Email
Documentum
Storage: Huge Role Today / Tomorrow

Trust in the Cloud How Do You Govern, Manage Risk & Ensure Compliance ? © Copyright 2011 EMC Corporation. All rights reserved.

© Copyright 2011 EMC Corporation. All rights reserved.
Hybrid Cloud = Vast, Vast Potential
Data Center Infrastructure Market
$117B
Capex intensive
Data Center Service Market
$106B
Opex intensive
Application Market for DC Apps
$  69B
Client Device Market for Business
$155B
Sources:  McKinsey
2011

© Copyright 2011 EMC Corporation. All rights reserved.
Virtualization (VMware)
Information Storage
Information Protection
Information Security
Consolidated EMC’s Cloud Credentials
Data center cloud OS
Management Automation
Enterprise cloud middleware
Client device abstraction
For today’s enterprise apps
For “big data” applications
BURA for all apps in all environments
Protect and verify identities
Protect the data itself  (at rest/ in motion)
Assure governance & compliance (biz & IT)
Unstructured data mgmt and flow
Structured/semi-structured data analytics
#1
New innovation, fastest growing
New innovation, fastest growing
#1/2
#1
#1
#1
#1
#1/2
#1
Info Mgmt & Intelligence
#3
New innovation, fastest growing

© Copyright 2011 EMC Corporation. All rights reserved.
EMC’s Global Services’ Credentials . . .
EMC PARTNER ECOSYSTEM
Plan/Design
Deploy Support/Maintain
Technology Deployment
and Education Services
Consulting Services
Customer Support
Services
Enterprise information
management and analytics
Application architecture design
and development
Application infrastructure
Cloud and virtual data center
Security and risk management
Key verticals: financial
services; telco/SP;
healthcare/life sciences, public
sector, retail
Assessment, design, implementation,
integration, data migration
Media security
Health check/performance
Training and certification
eServices and online support
Secure remote support
Onsite and remote technical
support
Personalized support options
Solution support
Managed Services
Storage managed services
Remote managed services
Residencies
Run

© Copyright 2011 EMC Corporation. All rights reserved.
Consolidated EMC’s People Credentials
49,000
Dedicated People
in More than 80 Countries
12,000 in R&D
12,000 in R&D
15,500 in Sales and Marketing
15,500 in Sales and Marketing
14,500 in Services
14,500 in Services

© Copyright 2011 EMC Corporation. All rights reserved.
Solution Packages
Vblock: New Way to Deliver IT
Accelerate Time to Results: Reduce TCO
• Rapid deployment
• Simplified management
• Predictable performance
• Improved compliance
Rich APIs
Security
Resource
Management
Network
Compute
Virtualization
Storage

SYNNEX CORPORATION
INGRAM MICRO
ARROW
CDW
PC Connection

Magirus
ARROW
DIMENSION DATA
mti Enterprise Storage
Computacenter Services & Solutions
AVNET

Futong 富通
DATACRAFT
KOLON
REDINGTON
神州数码 Digital China
WestconGroup
NEC

AVNET
AÇÃO INFORMÁTICA
UNISYS
SONDA
UNITECH

MAINLAND INFORMATION SYSTEMS LTD.
NM NORTHERN MICRO
OnX
metafore
Long View
scalar

EMC^2

Key Canadian Partners Global Channel Partners Key EMEA Partners Key APJ Partners Key Latin American Partners Key U.S. Distributors and DMRs © Copyright 2011 EMC Corporation. All rights reserved.

CISCO BROCADE JUNIPER NETWORKS

CISCO

CISCO SAP sas INFORMATICA amdocs Microsoft ORACLE

accenture HCL T-Systems Capgemini CONSULTING.TECHNOLOGY.OUTSOURCING CSC Deloitte TATA WIPRO Applying Thought

verizon at&t france telecom SingTel T-Systems Telstra

EMC²

Converged Infrastructure Software Services Service Providers Networking (Large) Core Global Tech/Services Partners © Copyright 2011 EMC Corporation. All rights reserved.

© Copyright 2011 EMC Corporation. All rights reserved.
We are focused on truly delighting our customers
and exceeding their expectations in every dimension
We strive to be the employer of choice
And, we are on a mission to be the
most sustainable company in IT
In Addition to . . .
Great Products, Sales, Services & Partners

© Copyright 2011 EMC Corporation. All rights reserved.
Net Promoter Score (NPS)
Net Promoter
®
is a loyalty metric, along with EMC’s detailed
assessment of results to provide business units with strengths and recommendations.
“How likely are you to recommend EMC products and services to a colleague or an associate?”
NPS
% of Promoters
(9s and 10s)
% of Detractors
(0 through 6)
Not at all
likely
Neutral
Extremely
likely
0 1 2 3 4 5 6 7 8 9 10
Detractors Passives Promoters

Healthy
Ecosystems
Engaged
People
EMC2
Shared
Value
Transformative
IT

EMC2

© Copyright 2011 EMC Corporation. All rights reserved.
Sustainability @ EMC
Long-term Systems Thinking
• 40% reduction goal for energy use per employee
by 2012
• 25% reduction in GHG emissions per $U.S.
revenue since 2000
• <1% of our take back product goes to landfill
RECOGNITION
• SRI Indexes: NASDAQ OMX CRD Global
Sustainability Index (QCRD)
• Newsweek Green Ranking #66
– Up from #74 in 2009
• CRO Magazine 100 Best Corporate Citizens List
#19
– Up from #48 in 2009
Environmental Goals & Performance
Environmental Goals & Performance

© Copyright 2011 EMC Corporation. All rights reserved.
A Compelling Vision & Strategy
A Compelling Vision & Strategy
A Winning Game Plan
A Winning Game Plan
Leading Technology, Products & Services
Leading Technology, Products & Services
Dedicated and Hard Working People  -> Customers
Dedicated and Hard Working People  -> Customers
A Passion for Excellence . . . being “The Best”
A Passion for Excellence . . . being “The Best”
The Leadership
The Leadership
We Have . . .

© Copyright 2011 EMC Corporation. All rights reserved. CHOICE CONTROL EFFICIENCY AGILITY Our Pledge: Give our Customers . . .

© Copyright 2011 EMC Corporation. All rights reserved. The Intersection of The Intersection of Cloud Computing Cloud Computing Enterprise Data Enterprise Data And Big Data And Big Data

Use of Non-GAAP Financial Measures

This presentation and the accompanying schedules contain non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this presentation.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to restructuring and acquisition-related charges, special income tax charge, stock-based compensation expense, intangible asset amortization, restructuring charges and IPRD, tax benefits, and net gains on investments, including gain on the sale of VMware stock) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This presentation also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2007

(in thousands, except per share amounts)

	GAAP	Restructuring charges and IPR&D	Net Gains on investments, incl. gain on sale of VMware Stock	Tax Benefits	Stock-based compensation	Intangible amortization	Non-GAAP

Revenue	13,230,205						13,230,205

COGS	6,018,877				(57,223)	(119,948)	5,841,706

Gross Margin	7,211,328				57,223	119,948	7,388,499

Operating Expense	5,472,076	(34,901)			(310,177)	(84,849)	5,042,149

Operating Income	1,739,252	34,901			367,400	204,797	2,346,350

Other Income, net	223,379		(137,330)				86,049

Income before provision for income taxes	1,962,631	34,901	(137,330)		367,400	204,797	2,432,399

Income tax provision	348,211	3,123	(22,180)	19,912	87,054	72,019	508,139

Net Income	1,614,420	31,778	(115,150)	(19,912)	280,346	132,778	1,924,260

Less: Net income attributable to non-controlling interest in VMware Inc	(15,455)				(5,793)	(868)	(22,116)

Net Income attributable to EMC Corporation	1,598,965	31,778	(115,150)	(19,912)	274,553	131,910	1,902,144

Net income per weighted average share, diluted attributable to EMC Corporation common shareholders	$0.74	0.01	(0.05)	(0.01)	0.13	0.06	$0.88

Weighted average shares, diluted	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873

Gross Margin % of Revenue	54.5%						55.8%
Operating Margin % of Revenue	13.1%						17.7%

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$17,015,126	$6,984,145	$1,888,015	$5,375,305	$84,375	$2,683,286	$(75,303)	$2,607,983	$638,297	$1,969,686	$(69,691)	$1,899,995	$0.924	$0.880

Restructuring and acquisition-related charges	—	—	—	—	(84,375)	84,375	—	84,375	10,721	73,654	(1,636)	72,018	$0.035	$0.034

Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Consolidated Adjusted (1)	17,015,126	6,984,145	1,888,015	5,375,305	—	2,767,661	(75,303)	2,692,358	565,687	2,126,671	(71,327)	2,055,344	$1.000	$0.953

Stock-based compensation expense	—	(108,653)	(258,746)	(317,654)	—	685,053	1,405	686,458	165,673	520,785	(48,122)	472,663	$0.230	$0.220

Intangible asset amortization	—	(131,760)	(23,556)	(129,966)	—	285,282	—	285,282	92,674	192,608	(5,279)	187,329	$0.091	$0.087

EMC Consolidated Non-GAAP (2)	$17,015,126	$6,743,732	$1,605,713	$4,927,685	$—	$3,737,996	$(73,898)	$3,664,098	$824,034	$2,840,064	$(124,728)	$2,715,336	$1.321	$1.260

EMC Information Infrastructure GAAP	$14,164,393	$6,491,939	$1,244,057	$4,103,464	$80,877	$2,244,056	$(58,713)	$2,185,343	$575,156	$1,610,187	$—	$1,610,187	$0.783	$0.750

Restructuring and acquisition-related charges	—	—	—	—	(80,877)	80,877	—	80,877	15,736	65,141	—	65,141	$0.032	$0.030

Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Information Infrastructure Adjusted (3)	14,164,393	6,491,939	1,244,057	4,103,464	—	2,324,933	(58,713)	2,266,220	507,561	1,758,659	—	1,758,659	$0.855	$0.819

Stock-based compensation expense	—	(70,160)	(94,941)	(210,530)	—	375,631	1,273	376,904	103,303	273,601	—	273,601	$0.133	$0.127

Intangible asset amortization	—	(103,304)	(21,202)	(126,017)	—	250,523	—	250,523	84,937	165,586	—	165,586	$0.081	$0.077

EMC Information Infrastructure Non-GAAP (4)	$14,164,393	$6,318,475	$1,127,914	$3,766,917	$—	$2,951,087	$(57,440)	$2,893,647	$695,801	$2,197,846	$—	$2,197,846	$1.069	$1.023

VMware standalone GAAP	$2,857,343	$493,715	$652,968	$1,282,667	$—	$427,993	$(11,618)	$416,375	$58,936	$357,439	$—	$357,439	$0.174	$0.162

GAAP adjustments and eliminations	(6,610)	(1,509)	(9,010)	(10,826)	3,498	11,237	(4,972)	6,265	4,205	2,060	(69,691)	(67,631)	$(0.033)	$(0.036)

VMware within EMC GAAP (5)	2,850,733	492,206	643,958	1,271,841	3,498	439,230	(16,590)	422,640	63,141	359,499	(69,691)	289,808	$0.141	$0.131

Acquisition-related charges	—	—	—	—	(3,498)	3,498	—	3,498	(5,015)	8,513	(1,636)	6,877	$0.003	$0.003

VMware within EMC Adjusted (6)	2,850,733	492,206	643,958	1,271,841	—	442,728	(16,590)	426,138	58,126	368,012	(71,327)	296,685	$0.144	$0.134

Stock-based compensation expense	—	(38,493)	(163,805)	(107,124)	—	309,422	132	309,554	62,370	247,184	(48,122)	199,062	$0.097	$0.093

Intangible asset amortization	—	(28,456)	(2,354)	(3,949)	—	34,759	—	34,759	7,737	27,022	(5,279)	21,743	$0.011	$0.010

VMware within EMC Non-GAAP (7)	$2,850,733	$425,257	$477,799	$1,160,768	$—	$786,909	$(16,458)	$770,451	$128,233	$642,218	$(124,728)	$517,490	$0.252	$0.237

										Wtd. Average Share O/S			2,055,959	2,147,931

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results:

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(105,654)	$(105,654)	$(36,850)	$(68,804)	$—	$(68,804)	$(0.034)	$(0.032)
Transition costs (9)	—	2,275	5,079	29,836	—	(37,190)	—	(37,190)	(10,085)	(27,105)	—	(27,105)	$(0.013)	$(0.013)

	$—	$2,275	$5,079	$29,836	$—	$(37,190)	$(105,654)	$(142,844)	$(46,935)	$(95,909)	$—	$(95,909)	$(0.047)	$(0.045)

(1)	Represents EMC Consolidated GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of EMC’s Compounded Annual Growth Rate

	Actual	Guidance	Guidance
	2007	2011	CAGR

GAAP diluted earnings per share	$0.74	$1.07	10%

Restructuring and acquisitions-related charges	0.01	0.03
Net gains on investments, incl. gain on sale of Vmware stock	(0.05)
Tax benefits	(0.01)
Stock-based compensation expense	0.13	0.27
Intangible asset amortization	0.06	0.09

Non-GAAP diluted earnings per share	$0.88	$1.46	13%

Schedule may not add due to rounding

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2007	December 31, 2010

EMC Consolidated

Cash flow from Operations	$3,126,602	$4,548,843

Capital Expenditures	699,038	(745,412)

Capitalized Software	232,047	(362,956)

Free Cash Flow	$2,195,517	$3,440,475

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

The statements presented below are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding 2011 cash flow set forth in prior EMC news releases. All dollar amounts and percentages should be considered to be approximations.

2011 Outlook

EMC Consolidated

Cash flow from Operations	$5,340,000

Capital Expenditures	900,000

Capitalized Software	440,000

Free Cash Flow	$4,000,000